Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB for the quarter ended September 30, 2007 of Blackrock Petroleum Corp., a Nevada corporation (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Zhu Hua Yin, President, CEO, Treasurer, CFO and a director of the Company certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 19, 2007	/s/ Zhu Hua Yin
Zhu Hua Yin, President, CEO, Treasurer, CFO and a Director
(Principal Executive Officer)